UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K
 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  March 31, 2006

SHOE CARNIVAL, INC.

(Exact name of registrant as specified in its charter)

Indiana	0-21360	35-1736614

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8233 Baumgart Road, Evansville, IN		47725

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (812) 867-6471

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 31, 2006, Shoe Carnival, Inc. entered into the Seventh Amendment to Amended and Restated Credit Agreement and Notes.  The Agreement is between Shoe Carnival, Inc., as borrower, and:

          U.S. Bank National Association

          Wachovia Bank, National Association

          Fifth Third Bank

U.S. Bank acts in the capacity of an agent for all of the above banks.

The primary purpose of the Amendment is to extend the term from April 30, 2007 to April 30, 2008.  The Amendment also removes Old National Bank as a lending party, modifies certain other covenants, and further defines certain key terms.

Item 9.01	Financial Statements and Exhibits.

(c)     Exhibits

          4 (ix) Seventh Amendment to Amended and Restated Credit Agreement and Notes dated March 31, 2006, between Registrant and U.S. Bank National Association, Wachovia Bank, National Association and Fifth Third Bank

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHOE CARNIVAL, INC.
(Registrant)

Dated: April 4, 2006	By:	/s/ W. Kerry Jackson

W. Kerry Jackson
Executive Vice President and
Chief Financial Officer

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